                                   EXHIBIT 1.1

                         FORM OF UNDERWRITING AGREEMENT

                           Bond Securitization, L.L.C.
                              Settlor and Depositor
                                  [Name of ABS]
                              Series _____ - _____
                              [Class ______ Notes]
                              [Class ______ Notes]
                          [Class _______ Certificates]
                          [Class _______ Certificates]

                               ------- ----, -----

J.P. Morgan Securities Inc.
[As Representative of the
 Several Underwriters]
[-----------------
---------------------]

Ladies and Gentlemen:

     Bond Securitization, L.L.C., a Delaware limited liability company (the
"Company"), proposes to cause [Name of Trust] (the "Trust") to issue and sell of
$________ in aggregate stated amount of [Name of ABS] Notes [, Class ____ and
Class ____] ([collectively,] the "Notes") and of $________ in aggregate stated
amount of [Name of ABS] Certificates [, Class ___ and Class ___]
([collectively,] [except for a de minimis portion of the Class ___
Certificates,] the "[Certificates] [Securities]") pursuant to [a] [the] [Trust
Agreement] [[Master] Pooling and Servicing Agreement] [Standard Terms and
Conditions of Pooling and Servicing] [, as supplemented by a [Series Supplement]
[Reference Agreement]] ([as so supplemented,] the "[Trust] [Pooling and
Servicing] Agreement") [each] dated as of [date] [each] [between] [among] the
Company [, __________________, as servicer (the "Servicer")] and
[_________________] as trustee (the "Trustee") and will evidence beneficial interests in the Trust. [The Notes will be issued pursuant to an Indenture dated as of [date] between the Trust and _____________, as trustee (the "Indenture
Trustee") and will represent obligations of the Trust. The assets of the Trust consist primarily of a pool of [previously issued securities backed by] [motor vehicle loan agreements and motor vehicle retail installment sale contracts, in each case secured by new and used automobiles, vans and light duty trucks, security interests in the vehicles financed thereby] and certain monies due thereunder (the "Trust Assets"). The Notes and the Certificates are herein collectively referred to as the "Securities".

     The Company proposes to sell the Securities to you [and to each of the other several underwriters participating in an underwriting syndicate managed by you]. Underwritten offerings of Securities may be made by you or by an underwriting syndicate managed by you (as used in this Agreement, references to
"you" shall mean the firm or firms acting as sole underwriter(s) or as representative(s) of a group of underwriters of such offering).

     The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (No. 333-____) for the registration of the Securities under the Securities Act of 1933 (the "1933
Act"), including a related form of prospectus and related form of prospectus supplement. Such registration statement was declared effective on _____________.
Such registration statement, as from time to time amended, including all exhibits thereto, is hereinafter referred to as the "Registration Statement".
The form of prospectus that appears in the Registration Statement, as such prospectus is amended from time to time, is hereinafter referred to as the
"Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement relating to the Securities, in the form in which, as so supplemented, it shall be filed with the Commission pursuant to Rule 424 under the 1933 Act, is hereinafter referred to as the "Final Prospectus". "Preliminary Prospectus"
shall mean the Basic Prospectus, as supplemented by the preliminary prospectus supplement which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Free Writing Prospectus" shall mean a
"free-writing prospectus," as defined pursuant to Rule 405 under the 1933 Act, and "Trust Free Writing Prospectus" shall mean any Free Writing Prospectus that is included in the Time of Sale Information. "Effective Time" means, with respect to the Registration Statement, the date and time as of which such
Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Prospectus"
shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic
Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Securities, including the Basic
Prospectus, included in the Registration Statement at the Effective Date. "Rule
430A Information" means information with respect to the Securities and the offering of the Securities permitted to be omitted from the Registration
Statement when it becomes effective pursuant to Rule 430A under the 1933 Act.

     At or prior to [ : ] [am][pm] on [date] (the "Time of Sale"), the Company had prepared the Preliminary Prospectus [and [DESCRIBE ANY FREE WRITING
PROSPECTUS]] ([collectively,] the "Time of Sale Information"). If, subsequent to the date of this Agreement, the Company and the Underwriters determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the
Underwriters advise the Company that the Underwriters have reformed the purchase contracts with investors of the Securities, then "Time of Sale Information" will refer to the information available to purchasers at the time of entry into the first reformed purchase contract, including any information that corrects such material misstatements or omissions (such new information, the "Corrective
Information").

     The Company, hereby agrees with you [and the several Underwriters named in
Schedule A hereto (collectively,] [(] the "Underwriter[s]") as follows:

     SECTION 1. Representations and Warranties. The Company represents and warrants to you as of the date hereof, and to each Underwriter named on Schedule
A hereto, as follows:

     (a) The Company meets the requirements for use of Form S-3 under the 1933
Act, and has filed with the Commission the Registration Statement on such Form, including a preliminary basic prospectus and a preliminary prospectus supplement for registration under the 1933 Act of the offering and sale of the Securities.
The Company may have filed one or more amendments thereto as may have been required to the date hereof, each of which amendments has been previously furnished to you. The Company will next file with the Commission one of the following: (i) prior to the effectiveness of such registration statement, an amendment thereto (including the form of final basic prospectus and the form of final prospectus supplement relating to the Securities), (ii) after effectiveness of such registration statement, a final basic prospectus and a final prospectus supplement relating to the Securities in accordance with Rules
430A and 424(b)(1) or (4) under the 1933 Act, or (iii) after the effectiveness of such registration statement, a final basic prospectus and a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b)(2)
or (5) under the 1933 Act. In the case of clauses (ii) and (iii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the
Rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus supplement, or such final prospectus supplement, shall include all Rule 430A
Information, together with all other such required information with respect to the Securities and the offering thereof and, except to the extent that the
Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary basic prospectus and preliminary prospectus supplement that have previously been furnished to you) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the registration statement contains the undertaking specified by Regulation S-K Item 512(a), the registration statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.

     (b) The Time of Sale Information, at the Time of Sale did not, and at the
Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Time of Sale Information in reliance upon and in conformity with information furnished in writing to the
Company by any Underwriter through you specifically for use in the Time of Sale
Information[, it being agreed that the only such information consists of [ ]][;
and provided further that if subsequent to the Time of Sale but prior to or on the Closing Time the Company and the Underwriters determine that the Time of
Sale Information included an untrue statement of material fact or omitted to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, for purposes of this paragraph as it refers to the Closing Time, Time of Sale Information will include information available to purchasers on the Closing Time including
Corrective Information].

     (c) Other than the Preliminary Prospectus and the Prospectus, the Company
(including its agents and representatives other than the Underwriters in their capacity as such) has not prepared or authorized, and will not prepare or authorize any "written communication" (as defined in Rule 405 under the 1933
Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than any Trust Free Writing Prospectus included in the Time of Sale Information and other written communication approved by the Underwriters. Any Trust Free Writing Prospectus complied in all material respects with the Act, has been filed in accordance with Section 7 (to the extent required by Rule 433 under the 1933 Act).

     (d) [If the Time of Sale Information includes any Trust Free Writing
Prospectus, then] the Company is not, and on the date on which the first bona fide offer of the Securities is made will not be, an "ineligible issuer", as defined in Rule 405 under the 1933 Act.

     (e) The Registration Statement, at the time it became effective, complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations") and does not contain any untrue statement of a material factor omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no stop order suspending the effectiveness of the
Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Final Prospectus at the time it is transmitted to the Commission for filing pursuant to Rule 424 under the
1933 Act and at the Closing Time referred to in Section 2 will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material contracts or documents of the Company which are required to be filed as exhibits to the
Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed.

     (f) Since the respective dates as of which information is given in the
Registration Statement and the Final Prospectus, and other than as herein or therein contemplated, (i) the Company has not, and at no time through the
Closing Time will it have, entered into any material transaction or incurred any material liability or obligation, contingent or otherwise, other than as may relate to additional series of securities similar to the Securities, (ii) there has not been, and at no time through the Closing Time will there have been, any material change in the capital stock or debt of the Company, or any material adverse change in the business of the Company, and no material legal or governmental proceeding, domestic or foreign, affecting the Company or the transactions contemplated by this Agreement has been or at any time through the
Closing Time will have been instituted or threatened, and (iii) no event has or at any time through the Closing Time will have occurred that constitutes or would constitute a default under the provisions of the [Trust] [Pooling and
Servicing] Agreement [or the Indenture].

     (g) The Company has been duly formed and is validly existing in good standing under the laws of the State of Delaware with limited liability company power and authority to conduct its business as described in the Registration
Statement. The Company is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification and where the failure to so qualify would have a material adverse effect on the Company.

     (h) The Company is not in violation of its limited liability company agreement. The Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Company.

     (i) The Company owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to conduct its business as described in the Registration Statement or, if later, the applicable Final Prospectus; and the Company has conducted and is conducting its business so as to comply in all material respects with all applicable laws, administrative regulations and administrative and court decrees.

     (j) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against the
Company (except as set forth in the Registration Statement or, if later, the applicable Final Prospectus) which could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company or which could reasonably be expected to interfere with or materially and adversely affect the consummation of the transactions contemplated herein.

     (k) The execution and delivery of this Agreement[,][and [the [Trust]
[Pooling and Servicing] Agreement [and the Indenture], the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein are within the limited liability company power and authority of the Company and have been duly authorized by the
Company by all necessary limited liability company action; this Agreement has been duly executed and delivered by the Company, and each such instrument constitutes and will constitute a legal, valid and binding obligation of the
Company enforceable against the Company in accordance with such instrument's terms. Neither the execution and delivery of this Agreement, the incurrence of the obligations herein set forth, nor the consummation of the transactions contemplated herein will conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, mortgage, pledge, charge, security interest or encumbrance (collectively, "Lien") upon any property or assets of the Company, pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which the Company may be bound, or to which any of the property or assets of the Company is subject, which separately or in the aggregate are material, nor will any such action result in any violation of the provisions of the limited liability company agreement of the Company or of any law, administrative regulation, or, to the best of such entity's knowledge, any administrative or court decree.

     (l) The issuance of the Certificates has been duly authorized by the
Company and, when such Certificates are executed and delivered in accordance with the [Trust] [Pooling and Servicing] Agreement and sold to the Underwriters pursuant to this Agreement, such Certificates will be legally issued and will duly evidence all the beneficial ownership interest in the related trust created by the [Trust] [Pooling and Servicing] Agreement.

     [((n)) The issuance of the Notes has been duly authorized by the Trust and, when such Notes are executed and delivered in accordance with the Indenture and sold to the Underwriters pursuant to this Agreement, such Notes will be legally issued and will duly evidence all the interest in the related trust created by the Indenture.]

     ([n][o]) The Securities[,] [and] the [Trust] [Pooling and Servicing]
Agreement and the Indenture will conform in all material respects to the respective descriptions thereof contained in the applicable Final Prospectus.

     ([o][p]) The [Trust] [Pooling and Servicing] Agreement will be effective prior to the Closing Time to establish the Trust under and pursuant to the laws of the jurisdiction specified in such [Trust] [Pooling and Servicing] Agreement, and the acquisition of the Trust Assets by the Trustee will be effective to vest with the holders of the Certificates the entire beneficial ownership in the
Trust Assets intended to be vested thereby.[([p][q]) The Trust's assignment of the Trust Assets to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.]

     ([ ]) Each of the Company and the Trust is not, and will not as a result of the offer and sale of the Securities as contemplated in this Agreement become, an "investment company" or under the "control" of an "investment company" (as such terms are defined in the Investment Company Act of 1940, as amended (the
"Investment Company Act")), which would be required to register under the
Investment Company Act.

     (__) The representations and warranties made by the Company in the [Trust]
[Pooling and Servicing] Agreement and in any Officers' Certificate of the
Company delivered pursuant to such [Trust] [Pooling and Servicing] Agreement will be true and correct at the time made and at the Closing Time.

     (__) Any certificate signed by an officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     (__) All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any governmental body, quasi-governmental body or official (except with respect to the state securities or Blue Sky laws of various jurisdictions), required in connection with (i) the valid and proper deposit of the Trust Assets pursuant to the [Trust] [Pooling and Servicing] Agreement and (ii) the valid and proper authorization, issuance and sale of the Certificates pursuant to such [Trust] [Pooling and Servicing]
Agreement [and of the

Notes pursuant to the Indenture] and this Agreement, have been or will be taken or obtained on or prior to the Closing Time.

     (__) At or prior to the Closing Time, the Certificates shall be rated
__________ by ___________. At or prior to the Closing Time, the Notes shall be rated the highest bond rating by ____________.

     (__) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement, [,][and] the [Trust] [Pooling and
Servicing] Agreement [the Indenture] and in connection with the acquisition of the Trust Assets and the issuance of the Securities have been paid or will be paid at or prior to the related Closing Time.

     (__) [At the Closing Time, the Trustee under the [Trust] [Pooling and
Servicing] Agreement will have acquired all right, title and interest in and to the Trust Assets] [Immediately prior to the Closing Time, the Company (or one of its affiliates) will own the Trust Assets free and clear of any Lien; the
Company (or such affiliate) will have the limited liability company power and authority to assign, deliver and deposit the Trust Assets owned by it to and with the Trustee under the [Trust] [Pooling and Servicing] Agreement, and will have duly authorized the assignment, delivery and deposit of such Trust Assets to and with such Trustee by all necessary limited liability company action. At the Closing Time, the Company (or one of its affiliates) will have assigned and delivered to and transferred to the applicable Trustee under the applicable
[Trust] [Pooling and Servicing] Agreement all its right, title and interest in and to the Trust Assets applicable to such Certificates as of the Closing Time.]

     SECTION 2. Sale and Delivery to the Underwriter[s]; Closing. The
[commitment of the Underwriter] [several commitments of the Underwriters] to purchase Certificates shall be deemed to have been made on the basis of the representations and warranties herein contained. Subject to the terms and conditions herein set forth, the Company agrees to sell, or to cause one of its affiliates to sell, to [the] [each] Underwriter, [severally and not jointly,]
and [the] [each] Underwriter, [severally and not jointly,] agrees to purchase from the Company, at a purchase price equal to [(i)] ___% of the original stated
amount of the [Class ___] Certificates [[,][and] (ii) ______% of the original stated amount of the [Class ____] Certificates] [[,][and] (iii) _____% of the
original stated amount of the [Class ___] Notes] [and (iv) _____% of the original stated amount of the [Class ___] Notes] the respective original stated
amount of [the] [each class of such] Securities set forth on Schedule A hereto opposite the name of such Underwriter[, plus any additional original stated
amount of Securities which such Underwriter may be obligated to purchase pursuant to Section 12 hereof].

     Delivery of, and payment of the purchase price for, the Securities shall be made at the office of Mayer, Brown, Rowe & Maw LLP, 71 S. Wacker Drive, Chicago,
Illinois 60606, or at such other place as shall be agreed upon by you and the
Company, at 10:00 A.M. on _______, or such other time as shall be agreed upon by you and the Company (such time and date being referred to as the "Closing
Time"). Payment shall be made in immediately available funds, payable to or upon the order of the Company.

     Such Certificates shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the
Closing Time. The Certificates will be made available for examination and packaging by you in Chicago, Illinois not later than 10:00 A.M. on the business day next preceding the Closing Time. The Certificates to be so delivered will initially be represented by one or more Certificates registered in the name of
Cede & Co., the nominee of DTC. The interests of beneficial owners of the
Certificates will be represented by book entries on the records of DTC and participating members thereof.

     SECTION 3. Representations and Warranties of the Underwriters.

     (a) Each Underwriter, severally and not jointly, represents and warrants to, and agrees with, the Company, in relation to each member state of the
European Economic Area which has implemented the Prospectus Directive (each, a
"Relevant Member State"), that with effect from and including the date on which the Prospectus Directive is implemented in that

Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the
Prospectus Directive, except that it may, with effect from and including the
Relevant Implementation Date, make an offer of Securities to the public in that
Relevant Member State at any time:

         (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

         (ii) to any legal entity which has two or more of (A) an average of at least 250 employees during the last financial year; (B) a total balance sheet of more than EUR43,000,000 and (C) an annual net turnover of more than EUR50,000,000, as shown in its last annual or consolidated accounts;
     or

         (iii) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus
     Directive.

For the purposes of this Section 3(a), the expression an "offer of Securities to the public" in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression "Prospectus Directive" means Directive
2003/71/EC and includes any relevant implementing measure in each Relevant
Member State. "European Economic Area" means Austria, Belgium, Cyprus, Czech
Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland,
Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal,
Slovak Republic, Slovenia, Spain, Sweden, United Kingdom, Iceland, Liechtenstein
and Norway.

     (b) Each Underwriter, severally and not jointly, represents and warrants to, and agrees with, the Company that:

         (i) It has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

         (ii) It has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the
     FSMA) received by it in connection with the issue or sale of any of the
     Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Trust.

     SECTION 4. Covenants of the Company. The Company covenants with you[, and with each Underwriter participating in the offering of the Certificates,] as follows:

     (a) Immediately following the execution of this Agreement, the Company will prepare a Final Prospectus setting forth the stated amount of Securities covered thereby and the terms not otherwise specified in the [Trust] [Pooling and
Servicing] Agreement [and the Indenture] [, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of any Underwriters acting as co-managers with you in connection with the offering,] the price at which the
Securities are to be purchased by the Underwriter[s] from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Final Prospectus to the Commission for filing pursuant to Rule 424 of the
1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Final Prospectus as you shall reasonably request. Subject to
Section 7, the Company will file any Trust Free Writing Prospectus to the extent required by Rule 433 under the 1933 Act.

     (b) The Company will notify you immediately, and in writing confirm the notice, of (i) the receipt of any comments from the Commission concerning the
Registration Statement, (ii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Final
Prospectus or for any additional information, (iii) the issuance by the
Commission of any stop order suspending the effectiveness of the Registration
Statement or the initiation of any proceedings for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) the happening of any event which makes untrue any statement of a material fact made in the Registration
Statement or in any Final Prospectus then required to be distributed or which requires the making of a change in the Registration Statement or any such Final
Prospectus in order to make any material statement therein, in light of the circumstances under which it was made, not misleading. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) The Company will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Final
Prospectus, and will not file any such amendment or supplement without furnishing a copy thereof to you and your counsel and obtaining your consent to such filing, which consent shall not be unreasonably withheld.

     (d) The Company will deliver to you, as soon as practicable, as many signed copies of the Registration Statement as originally filed and of each amendment thereto, with signed consents and exhibits filed therewith, and will also deliver to you such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (including consents and exhibits), as you may reasonably request.

     (e) The Company will furnish to [each] [the] Underwriter, from time to time during the period when the Final Prospectus is required to be delivered under the 1933 Act, such

number of copies of the Final Prospectus (as amended or supplemented) as such
Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act").

     (f) If at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act any event occurs as a result of which the applicable Final Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend such Final Prospectus to comply with the 1933 Act, the Company, subject to subsection (c) above, promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

     (g) The Company will endeavor, in cooperation with you and your counsel, to qualify the Securities for offering and sale under the applicable securities and
Blue Sky laws of such jurisdictions as you may reasonably designate, and will maintain such qualification in effect for a period of not less than two years after the date hereof, and will cooperate with you and your counsel to determine the eligibility of the Securities for the investment by institutional investors in such jurisdictions. The Company will, at your request or the request of your counsel, file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

     Notwithstanding the foregoing, no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to general service of process, other than by reason of the offer and sale of the
Securities, to qualification as a foreign corporation or to taxation as a foreign corporation doing business in such jurisdiction.

     (h) The Company will make generally available to its security holders and will deliver to you as soon as practicable an earnings statement, conforming to the requirements of Section 11(a) of the 1933 Act, covering a period of at least twelve months beginning after the effective date of the Registration Statement.
Compliance with Rule 158 of the 1933 Act Regulations shall satisfy the requirements of this paragraph.

     (i) So long as any Securities are outstanding, the Company will furnish to you as soon as practicable copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange by the Company and to the extent that such information has been maintained in the ordinary course by the Company, such other information as may reasonably be requested by you which in your judgment is necessary or appropriate to the maintenance of a secondary market in the Securities.

     SECTION 5. Payment of Expenses. The Company will pay or cause to be paid all expenses incident to the performance of the Company's obligations under this
Agreement[,] [and] the [Trust] [Pooling and Servicing] Agreement [and the
Indenture] including without limitation those related to: (i) the filing of the
Registration Statement with respect to the Securities and all amendments thereto, including Commission filing fees, (ii) the printing or photocopying and delivery to the Underwriter[s], in such quantities as you may reasonably

                                       10

request, of copies of this Agreement, (iii) the preparation, registration, issuance and delivery of the Securities to the Underwriter[s], (iv) the fees and disbursements of the Company's counsel and accountants, and of any such counsel rendering a closing opinion with respect to matters of local law, (v) the qualification of the Securities under securities and Blue Sky laws and the determination of the eligibility of the Securities for investment in accordance with the provisions of Section 4(g), including filing fees and the reasonable fees and disbursements of counsel for the Underwriter[s] in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal
Investment Survey, (vi) the printing and delivery to the Underwriter[s], in such quantities as you may reasonably request, of copies of the Registration
Statement with respect to the Securities and all amendments thereto, of any preliminary prospectus and preliminary prospectus supplement and of the Final
Prospectus and all amendments and supplements thereto, and of any Blue Sky
Survey and Legal Investment Survey, (vii) the printing or photocopying and delivery to the Underwriter[s], in such quantities as you may reasonably request, of copies of the [Trust] [Pooling and Servicing] Agreement [and the
Indenture], (viii) the fees charged by investment rating agencies for rating the
Certificates, (ix) the fees and expenses, if any, incurred in connection with the listing of Certificates on any national securities exchange and (x) the fees and expenses of the Trustee [and the Indenture Trustee] and [its] [their respective] counsel.

     SECTION 6. Conditions of Underwriters' Obligations. The obligations of the
Underwriter[s] to purchase and pay for the Certificates pursuant to this
Agreement are subject to the accuracy in all material respects, on and as of the date hereof, and the applicable Closing Time, of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

     (a) Subsequent to the execution of this Agreement, there shall not have occurred or exist any of the following: (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company which, in your judgment, materially impairs the investment quality of the Securities; (ii) the imposition of additional material governmental restrictions, not in force and effect on the date of this
Agreement, upon trading in securities generally, or the establishment generally of minimum or maximum prices on the New York Stock Exchange or the suspension of trading in securities generally on such exchange, or the establishment of a general banking moratorium by federal or New York authorities; (iii) any event which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or the Final Prospectus, or
which is not reflected in the Registration Statement or the Final Prospectus but
should be reflected therein in order to make the statements or information contained therein not misleading in any material respect; or (iv) an outbreak of major hostilities or other national or international calamity or any substantial change or acceleration in market, financial or economic conditions as, in your judgment, affects adversely the marketability of the Securities.

     (b) At the applicable Closing Time you shall have received the opinion or opinions, addressed to the Underwriter[s] and dated the Closing Time, of Mayer,
Brown, Rowe & Maw LLP, special counsel to the Company, or other counsel reasonably satisfactory to you [and counsel for the Underwriters], which opinion or opinions shall be in form and substance reasonably satisfactory to you [and counsel for the Underwriters]. In rendering its opinion, Mayer, Brown, Rowe &
Maw LLP and such other counsel may rely, as to matters of fact, on

                                       11

certificates of responsible officers of the Company, the Trustee [,the Indenture
Trustee] and public officials and upon such opinions of such other counsel as may be acceptable to you.

     (c) At the Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration
Statement and the Final Prospectus, any material adverse change in the condition, financial or otherwise, earnings, business affairs, regulatory situation or business prospects of the Company whether or not arising in the ordinary course of business, and you shall have received, at the Closing Time, a certificate of the Chairman of the Board, the President or any Vice President of
the Company to the effect that there has been no such material adverse change and to the effect that the other representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though made at and as of the Closing Time.

     (d) At the Closing Time, you and the Company shall have received the favorable opinion of counsel for the Trustee, addressed to the Underwriter[s]
and the Company and dated the Closing Time, which opinion or opinions shall be in form and substance reasonably satisfactory to you and counsel for the
Underwriter[s] and the Company.

     [( ) At the Closing Time, you and the Company shall have received the favorable opinion of counsel for the Indenture Trustee, addressed to the
Underwriter[s] and the Company and dated the Closing Time, which opinion or opinions shall be in form and substance reasonably satisfactory to you and counsel for the Underwriter[s] and the Company.]

     (e) At the Closing Time, (i) counsel for the Underwriter[s] shall have been furnished with such documents and opinions (which opinions shall be limited to those specified in Sections 6(b) and 6(d)) as they may reasonably require for the purpose of enabling them to pass upon the Registration Statement, the Time of Sale Information, the Final Prospectus, the issuance and sale of the
Securities and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained[,] [and] (ii) [each Underwriter that is not an affiliate of the Company shall have received the opinion or opinions, addressed to such Underwriter and dated the Closing Time, of special counsel to such
Underwriter, which opinion or opinions shall be in the form specified in the applicable Terms Agreement or, if not so specified, in form and substance reasonably satisfactory to such Underwriter, and (iii)] all proceedings taken by the Company in connection with the issuance and sale of the Securities as contemplated in the [Trust] [Pooling and Servicing] Agreement [and the
Indenture] shall be reasonably satisfactory in form and substance to you and counsel for the Underwriter[s].

     (f) At the Closing Time you shall have received or be entitled to rely upon any opinions of counsel to the Company supplied to the rating agency or rating agencies rating the Securities relating to certain matters with respect to the
Securities. Any such opinions shall specify that the Underwriter[s are] [is]
entitled to rely upon any such opinions as if such opinions were addressed to them.

     (g) You shall have received evidence satisfactory to you that, on or before the Closing Time, UCC-1 financing statements have been or are being filed in the appropriate filing offices reflecting the transfer of the interests of the
Company in the Trust Assets and the

                                       12

proceeds thereof to the Trust [and the grant of the security interest therein by the Trust to the Indenture Trustee].

     (h) The Certificates shall be rated _____ by ________________, and no rating agency shall have placed the Certificates under surveillance or review with possible negative implications. The Notes shall be rated ________ by
__________, and no rating agency shall have placed the Notes under surveillance or review with possible negative implications.

     [((i)) At the Closing Time, you and the Company shall have received the favorable opinion of counsel for the Servicer, addressed to the Underwriter[s]
and the Company and dated the Closing Time, which opinion or opinions shall be in form and substance reasonably satisfactory to you and counsel for the
Underwriter[s] and the Company.]

     If any condition in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 5.

     SECTION 7. Free Writing Prospectuses; Delivery of Preliminary Prospectus.

     (a) In connection with the offering of the Securities, the Underwriter may prepare and provide to prospective investors Free Writing Prospectuses, or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such
Free Writing Prospectuses, or portions thereof, in either Microsoft Word(R) or
Microsoft Excel(R) format and not in a PDF, except to the extent that the
Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions the Underwriter agrees):

     (b) Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the 1933 Act, no Underwriter will convey or deliver any written communication to any person in connection with the initial offering of the Securities, unless such written communication (i) is made in reliance on Rule 134 under the 1933 Act, (ii) constitutes a prospectus satisfying the requirements of Rule 430B under the 1933 Act or (iii) constitutes a Free Writing Prospectus or Time of Sale Information. Without the Company's
prior written consent, the Underwriter shall not convey or deliver in connection with the initial offering of the Securities any "ABS informational and computational material," as defined in Item 1101(a) of Regulation AB ("ABS
Informational and Computational Material") in reliance upon Rules 167 and 426 under the 1933 Act.

     (c) Each Underwriter will deliver to the Company, no later than two
Business Days prior to the date of first use thereof or such later date as may be agreed by the Company, any Free Writing Prospectus prepared by or on behalf of the Underwriter, including any Free Writing Prospectus that contains any
"issuer information", as defined in Rule 433(h) under the 1933 Act ("Trust
Information") (any Free Writing Prospectus prepared by an Underwriter is referred to as an "Underwriter Free Writing Prospectus").

     (d) Each Underwriter represents and warrants to the Company that each
Underwriter Free Writing Prospectus when read in conjunction with the Time of
Sale Information did not, as

                                       13

of the date such Free Writing Prospectus was conveyed or delivered to any prospective purchaser of Securities, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate
Trust Information supplied by the Company to the Underwriters or such
Underwriter, which information was not corrected by Corrective Information subsequently supplied by the Company to the Underwriters or such Underwriter within a reasonable period of time prior to the Time of Sale.

     (e) The Company agrees to file with the Commission when required under the
1933 Act Regulations the following:

         (i) Any Trust Free Writing Prospectus;

         (ii) Any Underwriter Free Writing Prospectus at the time required to be filed; and

         (iii) Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the
     Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

     (f) Notwithstanding the provisions of Section 7(e), the Company will not be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the
Commission.

     (g) The Company and the Underwriters each agree that any Free Writing
Prospectuses prepared by it will contain the following legend:

         The Issuer has filed a registration statement (including a prospectus)
     with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the
     SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at
     www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-8[xx-xxx-xxxx].

     (h) The Company and the Underwriters each agree to retain all Free Writing
Prospectuses that they have used and that are not filed with the Commission in accordance with Rule 433 under the 1933 Act.

     (i) If any Underwriter becomes aware that, as of the Time of Sale, any
Underwriter Free Writing Prospectus delivered to a purchaser of a Security contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading

                                       14

(such Free Writing Prospectus, a "Defective Free Writing Prospectus"), the
Underwriter will notify the Company thereof within one Business Day after discovery.

     (j) Provided that the Defective Free Writing Prospectus was a Trust Free
Writing Prospectus or contained Trust Information, the Underwriter will, if requested by the Company:

         (i) Prepare a Free Writing Prospectus which corrects the material misstatement in or omission from the Defective Free Writing Prospectus
     (such corrected Free Writing Prospectus, a "Corrected Free Writing
     Prospectus");

         (ii) Deliver the Corrected Free Writing Prospectus to each purchaser of a Security which received the Defective Free Writing Prospectus prior to entering into an agreement to purchase any Securities;

         (iii) Reform the contract of purchase with such purchaser by notifying such purchaser in a prominent fashion that the prior agreement to purchase
     Securities has been terminated, and of such purchaser's rights as a result of termination of such agreement; and

         (iv) Provide such purchaser with an opportunity to affirmatively agree to purchase such Securities on the terms described in the Corrected Free
     Writing Prospectus.

     (k) [Each Underwriter, severally, represents and agrees (i) that it did not enter into any contract of sale for any Securities prior to the Time of Sale and
(ii) that it will, at any time that such Underwriter is acting as an
"underwriter" (as defined in Section 2(a)(11) of the Act) with respect to the
Securities, convey to each investor to whom Securities are sold by it during the period prior to the filing of the final Prospectus (as notified to the
Underwriters by the Company), at or prior to the applicable time of any such contract of sale with respect to such investor, the Preliminary Prospectus.]

     (l) Each Underwriter covenants with the Company and the Trust that after the Final Prospectus is available the Underwriter will not distribute any written information concerning the Securities to a prospective purchaser of
Securities unless such information is preceded or accompanied by the Final
Prospectus.

     (m) If the Company becomes aware that, as of the Time of Sale, any Trust
Free Writing Prospectus delivered to a purchaser of a Security contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (such Trust Free
Writing Prospectus, a "Defective Trust Free Writing Prospectus"), the Company
will notify the Underwriter thereof within one Business Day after discovery, and, if requested by the Underwriter, prepare and deliver to the Underwriter a
Free Writing Prospectus which corrects the material misstatement in or omission from the Defective Trust Free Writing Prospectus (such corrected Trust Free
Writing Prospectus, a "Corrected Trust Free Writing Prospectus".

                                       15

     SECTION 8. Indemnification. (a) The Company agrees to indemnify and hold harmless [each] [the] Underwriter and each person, if any, who controls [any]
[the] Underwriter within the meaning of Section 15 of the 1933 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale
     Information, any preliminary prospectus, preliminary prospectus supplement or the Final Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by
     [any Underwriter through] you expressly for use in the Registration
     Statement (or any amendment thereto) in any preliminary prospectus, preliminary prospectus supplement or the Final Prospectus (or any amendment or supplement thereto);

         (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based, in each case, upon any untrue statement or omission described in (i) above, if such settlement is effected with the written consent of the Company; and

         (iii) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened or any claim whatsoever based upon any untrue statement or omission, or any alleged untrue statement or omission described in (i)
     above, to the extent that any such expense is not paid under (i) or (ii)
     above.

     (b) [Each] [The] Underwriter [severally] agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the
Registration Statement or any amendment thereto, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 8, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Time of
Sale Information, any preliminary prospectus, preliminary prospectus supplement or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such
Underwriter expressly for use in the Registration Statement (or any amendment thereto) or in any preliminary prospectus, preliminary prospectus supplement or the Final Prospectus (or any amendment or supplement thereto).

                                       16

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     SECTION 9. Contribution. In order to provide for just and equitable contribution in circumstances in which an indemnity provided for in subsections
(a) or (b) of Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the
Company, on the one hand, and the Underwriter[s], on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expense of the nature contemplated by such subsection incurred by the Company and [one or more of] the
Underwriter[s], (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter[s] on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above and also the relative fault of the Company on the one hand and the
Underwriter[s] on the other in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter[s] on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the
Certificates (before deducting expenses) received by the Company bear to the total compensation and profit (before deducting expenses) received or realized by the Underwriter[s] from the purchase and resale, or underwriting, of the
Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter[s] and the parties'
relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue or alleged untrue statement or omission or alleged omission.

     The Company and the Underwriter[s] agree that it would not be just and equitable if the contributions pursuant to this Section 9 were to be determined by pro rata allocation [(even if the

                                       17

Underwriters were treated as one entity for such purpose)] or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 9. The amount paid by an indemnified party as a result of the losses, liabilities, claims, damages, or expenses referred to in the first sentence of this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 9. Notwithstanding any other provision of this Section 9, [no] [the] Underwriter shall [not] be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Certificates purchased by such Underwriter, less the aggregate amount of any damages that such Underwriter has been required to pay in respect of the same or substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     [The Underwriters' obligations in this Section 9 to contribute shall be several in proportion to their respective underwriting obligations and not joint.] For purposes of this Section, each person, if any, who controls an
Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or any amendment thereto, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     SECTION 10. Representations, Warranties, and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, or contained in certificates of officers of the Company submitted pursuant hereto or as contemplated hereby, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of [any]
[the] Underwriter or controlling person thereof, and shall survive delivery of any Certificates to the Underwriters.

     SECTION 11. Termination of Agreement. (a) You may terminate this Agreement by notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, since the respective dates as of which information is given in the Registration Statement or Final Prospectus, any material adverse change in the condition, financial or otherwise, earnings, business affairs, regulatory situation or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) if there has occurred any outbreak of major hostilities, acts of terrorism or domestic disturbance within the any of the 50 states of the United States of America or other national or international calamity or any substantial change or acceleration in market, financial or economic conditions, the effect of which is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities or (iii) if trading generally on either the New
York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal or state authorities.

     (b) This Agreement may be terminated by you in accordance with Section 6 hereof.

                                       18

     (c) In the event of any such termination, (i) the covenants set forth in
Section 4 with respect to any offering of Securities shall remain in effect so long as [any] [the] Underwriter owns any Securities and (ii) the covenant set forth in Section 4(h), the provisions of Section 5, the indemnity agreement set forth in Section 8, and the provisions of Sections 9 and 15 shall remain in effect forever.

     SECTION 12. [Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase hereunder (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, you have not completed such arrangements within such 24-hour period, then:

     (a) if the aggregate original stated amount of Defaulted Securities does not exceed 10% of the aggregate original stated amount of the Securities to be purchased pursuant to this Agreement, the nondefaulting Underwriters named herein shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all nondefaulting Underwriters; and

     (b) if the aggregate original stated amount of the Defaulted Securities exceeds 10% of the aggregate original stated amount of the Securities to be pursuant to this Agreement, this Agreement shall terminate without any liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 12 and nothing in this Agreement shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the
Closing Time for a period of time not exceeding seven days in order to effect any required changes in the Registration Statement or in any other documents or arrangements.]

     SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the
Company shall be directed to it at [_], [__________], Attn: _______, and notices to you shall be directed to J.P. Morgan Securities Inc., [__________], Attn:
____________.

     SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriter[s] named herein and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto, and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained. This
Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors

                                       19

and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from [any] [the]
Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT AND EACH TERMS AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF
DAY REFER TO NEW YORK CITY TIME.

     SECTION 16. Relationship Among Parties. The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of the
Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of the Company or any other person. Additionally, none of the Underwriters are advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect to any such legal, tax, investment, accounting or regulatory matters. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

                                       20

     If the foregoing is in accordance with your understanding hereof, please execute this Agreement in the appropriate space below and return to the undersigned, whereupon this instrument along with any counterpart will become a binding agreement among the Company and you in accordance with its terms.

                                     Very truly yours,

                                     Bond Securitization, L.L.C.

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

CONFIRMED AND ACCEPTED,
as of the date first above written:

J.P. MORGAN SECURITIES INC.
[Acting on behalf of themselves
and as Representative of the
several Underwriters]

By:
    -----------------------------------
    Name:
           ----------------------------
    Title:
           ----------------------------

                                       21

                                   SCHEDULE A

          UNDERWRITER                                 PRINCIPAL AMOUNT OF
                                                  [CLASS _____] CERTIFICATES
J.P. Morgan Securities Inc.                            $ _______________

J.P. Morgan Securities Inc.                            $ _______________

J.P. Morgan Securities Inc.                            $ _______________

J.P. Morgan Securities Inc.                            $ _______________

                     TOTAL

                                      A-1